SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)     December 12, 1997
                                                 -------------------------------



                         McNEIL REAL ESTATE FUND X, LTD.
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             (Exact name of registrant as specified in its charter)





         California                     0-9325               94-2577781
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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           (Address of principal executive offices)        (Zip code)




Registrant's telephone number, including area code       (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 12, 1997, McNeil Real Estate Fund X, Ltd. sold Iberia Plaza Shopping Center to CenterAmerican Property Trust, L.P., an unaffiliated purchaser. The cash purchase price for the New Iberia, Louisiana property was $3,450,000. Cash proceeds from the sale amounted to approximately $1,406,000.

                        McNEIL REAL ESTATE FUND X, LTD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                                    McNEIL REAL ESTATE FUND X, LTD.



December 18, 1997                   By:  /s/  Brandon K. Flaming
-----------------                      -----------------------------------------
Date                                    Brandon K. Flaming
                                        Vice President of McNeil Investors, Inc.
                                        (Principal Accounting Officer)